UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 1, 2023

Q2 HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36350	20-2706637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10355 Pecan Park Boulevard
Austin, Texas 78729
(Address of Principal Executive Offices, and Zip Code)

(833) 444-3469
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QTWO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Q2 Holdings, Inc. ("Q2," "we," "us" or "our") is aware that the Federal Deposit Insurance Corporation has taken control of First Republic Bank and that JP Morgan Chase has acquired substantially all of First Republic Bank’s operations. Q2 informs its investors that First Republic Bank is a customer of Q2. Total revenue from First Republic Bank recognized for the year ended December 31, 2022 consisted predominantly of revenue from professional services and in total represented approximately 2.5 percent of Q2's total revenue for the year.

Q2 is actively monitoring the financial services and broader financial markets and assessing the impacts that events may have on Q2’s customers, third-party relationships and operations. Q2 has a diversified customer base with no individual customer representing more than 4% of total revenue, and Q2's top 20 customers collectively accounting for less than 25% of its total revenue, each for the year ended December 31, 2022.

The information furnished in this Current Report under this Item 7.01 and the exhibits furnished herewith shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-looking Statements:

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "estimates," "expects," "projects," "forecasts," "intends," "plans," "will," "believes" and words and terms of similar substance used in connection with any discussion identify forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs about future events and are inherently susceptible to uncertainty and changes in circumstances. Except as required by law, Q2 is under no obligation to, and expressly disclaims any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. With respect to the impact on Q2 resulting from the seizure and sale of First Republic Bank and the current uncertainty in the financial services and broader financial markets, such risks, uncertainties and circumstances include that Q2 may have additional indirect exposure to First Republic Bank and the broader financial services industry through its other customers, suppliers and partners, that the conditions which resulted in the liquidity concerns with First Republic Bank may also adversely impact, directly or indirectly, other financial institutions and market participants with which Q2 has commercial or deposit relationships and other risks related to financial institution and FinTech failures and consolidations and other uncertainties across the financial services industries, broadly and specifically with respect to regional and community financial institutions, and the potential impacts on Q2’s customers' prospects and Q2’s business sales cycles, Q2’s prospects' and customers' spending decisions, including professional services which are more discretionary in nature, and the timing of customer implementation and purchasing decisions. Various factors could also adversely affect Q2's operations, business or financial results in the future and cause Q2's actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in the "Risk Factors" sections contained in Q2's Annual Report on Form 10-K for the fiscal quarter ended December 31, 2022, filed with the Securities and Exchange Commission and available on the SEC Filings section of the Investor Services section of Q2's website at
http://investors.q2ebanking.com/.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

May 1, 2023	/s/ David J. Mehok David J. Mehok Chief Financial Officer